UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2010

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 28, 2010, Teledyne Technologies Incorporated issued a press release with respect to its fourth quarter 2009 and fiscal year end 2009 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
On January 19, 2010, the Personnel and Compensation Committee of Teledyne’s Board of Directors took the following actions:
(a) The Committee authorized payment of Annual Incentive Plan (“AIP”) cash bonus awards to each of the Named Executive Officers identified in Teledyne’s 2009 Proxy Statement with respect to the fiscal year ended January 3, 2010. AIP award opportunities are expressed as a percentage of a participant’s base salary and are based on the achievement of pre-defined performance measures, with up to 200% of the target award eligible to be paid in the case of significant over-achievement. The majority of the award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. Generally, 40% of the awards are tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory as a percentage of revenue and 20% to the achievement of specified individual performance objectives. These predetermined levels may vary by business unit. In addition, a discretionary adjustment of plus or minus 20% is allowed, although aggregate upward adjustments will not exceed 5%, unless otherwise determined by the Committee. AIP awards are generally from a pool of up to 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.
The following table sets forth the current AIP cash bonus payments for the fiscal year ended January 3, 2010, to the Named Executive Officers identified in Teledyne’s 2009 Proxy Statement. The bonus awards reflect 2009 operating results relative to the Company’s 2009 business plan, the accomplishments of the Named Executive Officers during challenging times and other factors, including the exercise of discretion by the Committee:

Name	Position	2009 Bonus
Robert Mehrabian	Chairman, President and Chief Executive Officer	$993,000
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	$348,000
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	$350,000
Aldo Pichelli	President and Chief Operating Officer, Electronics and Communications Segment	$233,500
Susan L. Main	Vice President and Controller	$180,000

(b)	The Committee approved the 2010 goals for the Annual Incentive Plan cash bonus awards to each of Teledyne’s Named Executive Officers. AIP awards for 2010 are to be based on the same financial and non-financial measures described above for the 2009 fiscal year.
For 2010, subject to the performance measures and discretion of the Committee, as noted above, the following Named Executives Officers are eligible for a target AIP cash bonus based on the following percentage of their annual base salary:

		2010 AIP Award
		Eligibility as a %
Name	Position	of Base Salary
Robert Mehrabian	Chairman, President and Chief Executive Officer	100%
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	60%
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	60%
Aldo Pichelli	President and Chief Operating Officer, Electronics and Communications Segment	60%
Susan L. Main	Vice President and Controller	45%

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing fourth quarter 2009 and fiscal year end 2009 financial results dated January 28, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated January 28, 2010

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release announcing fourth quarter 2009 and fiscal year end 2009 financial results dated January 28, 2010.